UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8636 N. Classen Boulevard Oklahoma City, OK		73114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (435) 900-1949

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Prairie Operating Co. (the “Company”) on May 9, 2023 (the “Original Form 8-K”), on May 3, 2023, the Company completed its previously announced merger with Prairie Operating Co., LLC, a Delaware corporation (“Prairie LLC”), pursuant to the terms of that certain Amended and Restated Agreement and Plan of Merger, dated May 3, 2023 (the “Merger Agreement”), by and among the Company, Creek Road Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), and Prairie LLC, pursuant to which, among other things, Merger Sub merged with and into Prairie LLC, with Prairie LLC surviving and continuing to exist as a Delaware limited liability company and a wholly-owned subsidiary of the Company (the “Merger”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the historical and pro forma financial statements described in Item 9.01 below. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Merger.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited balance sheet of Prairie LLC as of December 31, 2022, and the related statement of operations, statement of members’ deficit and statement of cash flows for the period from June 7, 2022 (date of inception) through December 31, 2022, and the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited balance sheet of Prairie LLC as of March 31, 2023, and the related statement of operations, statement of members’ deficit and statement of cash flows for the three months ended March 31, 2023, and the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2023, the unaudited pro forma condensed combined statement of operations of the Company for the three months ended March 31, 2023 and the year ended December 31, 2022, and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ham, Langston & Brezina, L.L.P.
99.1	Audited financial statements of Prairie Operating Co., LLC, together with the report of Ham, Langston & Brezina, L.L.P., as of December 31, 2022 and for the period from June 7, 2022 (date of inception) through December 31, 2022.
99.2	Unaudited financial statements of Prairie Operating Co., LLC, as of and for the three months ended March 31, 2023.
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded with the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prairie Operating Co.

Date: June 16, 2023

	By:	/s/ Edward Kovalik
Edward Kovalik
Chief Executive Officer

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